UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the registrant ☒
Filed by a party other than the registrant ☐

Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material under Rule 14a-12

Flagstar Financial, Inc.
(Name of Registrant as specified in its Charter)

Payment of filing fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4), and 0-11.
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Your **Vote** Counts!

FLAGSTAR FINANCIAL, INC.

2025 Special Meeting

Vote by October 14, 2025 11:59 PM ET. For shares held in a Plan, vote by October 9, 2025 11:59 PM ET.

Flagstar Financial, Inc.

C/O COMPUTERSHARE
480 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

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You invested in FLAGSTAR FINANCIAL, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Special Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on October 15, 2025.**

Get informed before you vote

View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 1, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

October 15, 2025
10:00 a.m. ET

Virtually at:
www.virtualshareholdermeeting.com/FLG2025SM

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. MERGER PROPOSAL: To approve and adopt the Amended and Restated Agreement and Plan of Merger, dated as of August 22, 2025, by and between the Company and its wholly-owned subsidiary, Flagstar Bank, N.A., as may be amended from time to time.	For
2. CONVERSION PROPOSAL: To approve the conversion of the Company into an interim federal savings association to be called Flagstar Financial, Federal Savings Association, immediately prior to the merger.	For
3. ADJOURNMENT PROPOSAL: To authorize the Board of Directors or an authorized committee thereof to adjourn or postpone the special meeting to a later date, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the merger proposal or the conversion proposal, or both, or to vote on other matters properly brought before the special meeting.	For

OTHER BUSINESS: On any other matter properly presented for action by shareholders at the special meeting, such as any matters incident to the conduct of the meeting, the proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgment. In accordance with applicable law, only business within the purposes described in the meeting notice may be conducted at the special meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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